SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT



                                 -------------

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): July 7 , 2003



                           MAGNA ENTERTAINMENT CORP.
            (Exact name of registrant as specified in its charter)

            Delaware                               000-30578                                 98-0208374
(State or other jurisdiction of             (Commission File Number)           (I.R.S. Employer Identification Number)
         incorporation)



               337 Magna Drive, Aurora, Ontario, Canada L4G 7K1
         (Address of principal executive offices, including zip code)




      Registrant's telephone number, including area code: (905) 726-2462


                                Not Applicable
         (Former name or former address, if changed since last report)

Item 5.   Other Events and Required FD Disclosure

On July 7, 2003, Magna International Inc. ("Magna International") announced that, subject to two-thirds majority approval of both the holders of its Class A Subordinate Voting Shares and the holders of its Class B Shares at a special meeting of Magna International's shareholders scheduled to be held in Toronto, Ontario on August 19, 2003, Magna International will spin-off to its shareholders 100% of MI Developments Inc. ("MI Developments"). MI Developments would thereafter be a publicly held company owning substantially all Magna International's automotive real estate and all its holdings in Magna Entertainment Corp. ("MEC"). Magna International has advised MEC that, immediately following the spin-off, neither Magna International nor any of its subsidiaries will beneficially own any capital stock of MEC.

For further information, please see the press release issued by Magna International, the full text of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, the Registration Statement on Form 20-F filed by MI Developments with the Securities and Exchange Commission ("SEC") on July 8, 2003, and the Management Information Circular/Proxy Statement attached as
Exhibit 22 on Form 6-K filed with the SEC by Magna International on July 10,
2003.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Exhibit 99.1 Press release of Magna International dated July 7, 2003.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        MAGNA ENTERTAINMENT CORP.
                                        --------------------------------
                                        (Registrant)


                                        By: /s/ Gary M. Cohn
                                            ----------------
                                            Name: Gary M. Cohn
                                            Title: Secretary



Date:  July 15, 2003